McDonnell Douglas Corporation

LAW DEPARTMENT




                                       December 9, 1994



Securities and Exchange Commission
Operations Center
Stop 0-7
6432 General Green Way
Alexandria, VA  22312

     Re:  McDonnell Douglas Corporation Form 8-K

Ladies and Gentlemen:

     Enclosed (via EDGAR transmission) is a signed copy of a Current Report on Form 8-K for McDonnell Douglas
Corporation.

     If you have any questions or comments, please call me at (314) 232-2158.

     Thank you for your assistance.

                               Very truly yours,


                              /s/ Eric R. Fencl
                              Eric R. Fencl
                              Counsel